UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    August 14, 2002

CITY HOLDING COMPANY
(Exact name of registrant as specified in its charter)

West Virginia	0-17733	55-0619957
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification Number)

25 Gatewater Road
Charleston, West Virginia, 25313
(Address of principal executive officers)

(304) 769-1100
(Registrant’s telephone number, including area code)

Not applicable
(Former name, former address and former fiscal year, if changed since last report)

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits.

99.1	§ 906 Certification of Chief Executive Officer

99.2	§ 906 Certification of Chief Financial Officer

Item 9.    Regulation FD Disclosure

On August 14, 2002, the registrant filed with the Commission its Quarterly Report on Form 10-Q for the period ended June 30, 2002 accompanied by the certifications of Gerald R. Francis, the registrant’s chief executive officer, and Charles R. Hageboeck, the registrant’s chief financial officer, required pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002. Conformed copies of the certifications are attached hereto as Exhibits 99.1 and 99.2.

This report under Item 9 is not to be deemed an admission as to the materiality of any information in the report that is required to be disclosed by Regulation FD.

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITY HOLDING COMPANY

Date: August 14, 2002

By:	/s/ MICHAEL D. DEAN
Michael D. Dean Senior Vice President-Finance, Chief Accounting Officer and Duly Authorized Officer